PRESS RELEASE Bill Seymour Investor Relations T + 1 952 556 1844 bill.seymour@entegris.com

Exhibit 99.1

ENTEGRIS REPORTS RESULTS FOR SECOND QUARTER OF 2025

•Net sales of $792 million.
•GAAP diluted EPS of $0.35.
•Non-GAAP diluted EPS of $0.66.

BILLERICA, Mass., July 30, 2025 - Entegris, Inc. (NASDAQ: ENTG), today reported its financial results for the Company’s second quarter ended June 28, 2025.
Bertrand Loy, Entegris’ President and Chief Executive Officer, said: “Our second quarter revenue grew 2 percent sequentially and was above our guidance range. Growth was driven by demand for our unit-driven solutions, particularly CMP consumables, selective etch and deposition materials. Gross margin, EBITDA margin and non-GAAP EPS were all within guidance.”

Mr. Loy added: “Semiconductor industry trends are largely unchanged. AI-enabled applications are driving significant growth in advanced logic and HBM. However, elsewhere, fab activity remains subdued. And in the short term, the uncertainty around trade policies and the macroeconomic environment will continue to have an impact on semiconductor demand. That said, we do expect stronger performance from our business in the second half of this year.”

Mr. Loy concluded: “Looking further ahead, nothing has changed in our long-term view of the industry. We remain very optimistic and continue to have high confidence in the strong long-term growth outlook for the market and Entegris,” he said. “Our expertise in materials science and materials purity is increasingly valuable for our customers to help them improve device performance and achieve optimal yields. Because of the uniqueness of our value proposition and the quality of our execution, we expect to outperform the market in the years to come.”

Quarterly Financial Results Summary
(in millions, except percentages and per share data)

GAAP Results	Jun 28, 2025	Jun 29, 2024	Mar 29, 2025
Net sales	$792.4	$812.7	$773.2
Gross margin - as a % of net sales	44.4%	46.2%	46.1%
Operating margin - as a % of net sales	13.4%	16.0%	15.8%
Net income	$52.8	$67.7	$62.9
Diluted earnings per common share	$0.35	$0.45	$0.41

Non-GAAP Results	Jun 28, 2025	Jun 29, 2024	Mar 29, 2025
Adjusted gross margin - as a % of net sales	44.6%	46.2%	46.1%
Adjusted operating margin - as a % of net sales	20.9%	22.0%	22.1%
Adjusted EBITDA - as a % of net sales	27.3%	27.8%	28.5%
Diluted non-GAAP earnings per common share	$0.66	$0.71	$0.67

Third Quarter Outlook
For the Company’s guidance for the third quarter ending September 27, 2025, the Company expects sales of $780 million to $820 million. We expect GAAP net income to be between $65 million and $76 million and diluted earnings per common share is expected to be between $0.43 and $0.50. On a non-GAAP basis, the Company expects diluted earnings per common share to range from $0.68 to $0.75, reflecting net income on a non-GAAP basis in the range of $104 million to $115 million. The Company also expects Adjusted EBITDA of approximately 27.5% of sales.

Segment Results
The Company currently operates in two segments:

Materials Solutions (MS): MS provides materials-based solutions, such as chemical vapor and atomic layer deposition materials, chemical mechanical planarization slurries and pads, ion implantation specialty gases, formulated etch and clean materials, and other specialty materials that enable our customers to achieve better device performance and faster time to yield, while providing for lower total cost of ownership.

Advanced Purity Solutions (APS): APS offers filtration, purification and contamination-control solutions that improve customers’ yield, device reliability and cost by ensuring the purity of critical liquid chemistries and gases and the cleanliness of wafers and other substrates used throughout semiconductor manufacturing processes, the semiconductor ecosystem and other high-technology industries.
Second-Quarter Results Conference Call
Entegris will hold a conference call to discuss its results for the second quarter on Wednesday, July 30, 2025, at 9:00 a.m. Eastern Time. Participants should dial 800-579-2543 or +1 785-424-1789, referencing confirmation ID: ENTGQ225. Participants are asked to dial in 10 minutes prior to the start of the call. For the live webcast and replay of the call, please Click Here.
Management’s slide presentation concerning the results for the second quarter will be posted on the Investor Relations section of www.entegris.com.

About Entegris
Entegris is a leading supplier of critical advanced materials and process solutions for the semiconductor and other high-technology industries. Entegris has approximately 8,000 employees throughout its global operations and is ISO 9001 certified. It has manufacturing, customer service and/or research facilities in the United States, Canada, China, Germany, Israel, Japan, Malaysia, Singapore, South Korea, and Taiwan. Additional information can be found at www.entegris.com.

Non-GAAP Information
The Company’s condensed consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States (GAAP). Adjusted Net Sales, Adjusted EBITDA, Adjusted Gross Profit, Adjusted Segment Profit, Adjusted Operating Income, non-GAAP Net Income, non-GAAP Adjusted Operating Margin and diluted non-GAAP Earnings Per Common Share, together with related measures thereof, are considered “non-GAAP financial measures” under the rules and regulations of the Securities and Exchange Commission. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. The Company provides supplemental non-GAAP financial measures to better understand and manage its business and believes these measures provide investors and analysts additional and meaningful information for the assessment of the Company’s ongoing results. Management also uses these non-GAAP measures to assist in the evaluation of the performance of its business segments and to make operating decisions. Management believes that the Company’s non-GAAP measures help indicate the Company’s baseline performance before certain gains, losses or other charges that may not be indicative of the Company’s business or future outlook, and that non-GAAP measures offer a more consistent view of business performance. The Company believes the non-GAAP measures aid investors’ overall understanding of the Company’s results by providing a higher degree of transparency for such items and providing a level of disclosure that will help investors generally understand how management plans, measures and evaluates the Company’s business performance. Management believes that the inclusion of non-GAAP measures provides greater consistency in its financial reporting and facilitates investors’ understanding of the Company’s historical operating trends by providing an additional basis for comparisons to prior periods. The reconciliations of GAAP net sales to Adjusted Net Sales (excluding divestiture), GAAP gross profit to Adjusted Gross Profit, GAAP segment profit to Adjusted Operating Income, GAAP net income to Adjusted Operating Income and Adjusted EBITDA, GAAP net income and diluted earnings per common share to non-GAAP Net Income and diluted non-GAAP Earnings Per Common Share and GAAP outlook to non-GAAP outlook are included elsewhere in this release.
Entegris, Inc. - page 2 of 14

Cautionary Note on Forward-Looking Statements
This news release contains “forward-looking statements.” The words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “forecast,” “project,” “should,” “may,” “will,” “would” or the negative thereof and similar expressions are intended to identify such forward-looking statements. These forward-looking statements are based on current management expectations and assumptions only as of the date of this news release. They are not guarantees of future performance and they involve substantial risks and uncertainties that are difficult to predict and that could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements. These risks and uncertainties include, but are not limited to, fluctuations in the demand for semiconductors and the overall volume of semiconductor manufacturing; the impact of global economic uncertainty, including financial market volatility, which may cause or exacerbate negative trends in consumer spending, inflationary pressures and interest rate fluctuations, economic recessions, national debt and bank failures, which may limit our ability to access cash; raw material shortages, supply and labor constraints, and price increases; fluctuations in the Company’s revenues and operating results and their impact on the Company’s stock price; supply chain interruptions and the Company’s dependence on sole, single and limited source suppliers; risks related to the Company’s international operations, including challenges in hiring and integrating workers in different countries, maintaining appropriate business practices across the varied jurisdictions in which we operate, and engaging and managing global, regional and local third-party service providers; the impact of regional and global instabilities, hostilities and geopolitical uncertainty, including, but not limited to, the ongoing conflicts between Ukraine and Russia, between Israel and Hamas and other conflicts in the Middle East, as well as the global responses thereto; export controls, economic sanctions, and similar restrictions; tariffs, additional taxes, and other protectionist measures resulting from international trade disputes, strained international relations, and changes in foreign and national security policy; the concentration and consolidation of the Company’s customer base; the Company’s ability to meet rapid demand shifts; the Company’s ability to continue technological innovation and to introduce new products to meet customers’ rapidly changing requirements; manufacturing and other operational disruptions or delays; IT system failures, network disruptions, and cybersecurity risks; the risks associated with the use and manufacture of hazardous materials; goodwill impairment; challenges in attracting and retaining qualified personnel; the Company’s ability to protect and enforce intellectual property rights; the Company’s environmental, social, and governance commitments; legal and regulatory risks, including changes in laws and regulations related to the environment, health and safety, accounting standards, and corporate governance, across the jurisdictions in which the Company operates; changes in taxation or adverse tax rulings; the ability to obtain government incentives and the possibility that competitors will benefit from government incentives for which the Company does not qualify; the amount and consequences of the Company’s indebtedness, its ability to repay its debt and to obtain future financing, and the Company’s obligations under its current outstanding credit facilities; volatility in the Company’s stock price; the payment of cash dividends and the adoption of future share repurchase programs; the Company’s ability to effectively implement any organizational changes; substantial competition; the Company’s ability to identify, complete and integrate acquisitions, joint ventures, divestitures or other similar transactions; the impacts of climate change; and other matters. These risks and uncertainties also include, but are not limited to, the risk factors and additional information described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the Securities and Exchange Commission (the “SEC”) on February 12, 2025, including under the heading “Risk Factors” in Item 1A, and in the Company’s other periodic filings with the SEC. Except as required under the federal securities laws and the rules and regulations of the SEC, the Company undertakes no obligation to update publicly any forward-looking statements or information contained herein, which speak as of their respective dates.
Entegris, Inc. - page 3 of 14

Entegris, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations
(In millions, except per share data)
(Unaudited)

	Three months ended
	Jun 28, 2025	Jun 29, 2024	Mar 29, 2025
Net sales	$792.4	$812.7	$773.2
Cost of sales	440.9	436.9	416.7
Gross profit	351.5	375.8	356.5
Selling, general and administrative expenses	115.1	116.3	103.3
Engineering, research and development expenses	84.3	81.9	84.8
Amortization of intangible assets	46.0	47.5	46.1
Operating income	106.1	130.1	122.3
Interest expense, net	50.5	52.5	49.6
Other (income) expense, net	(0.2)	3.0	1.3
Income before income tax expense	55.8	74.6	71.4
Income tax expense	2.8	6.7	8.2
Equity in net loss of affiliates	0.2	0.2	0.3
Net income	$52.8	$67.7	$62.9

Basic earnings per common share	$0.35	$0.45	$0.42
Diluted earnings per common share	$0.35	$0.45	$0.41

Weighted average shares outstanding:
Basic	151.6	150.8	151.4
Diluted	151.9	151.8	152.0

Entegris, Inc. - page 4 of 14

Entegris, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations
(In millions, except per share data)
(Unaudited)

	Six months ended
	Jun 28, 2025	Jun 29, 2024
Net sales	$1,565.6	$1,583.7
Cost of sales	857.6	856.1
Gross profit	708.0	727.6
Selling, general and administrative expenses	218.4	228.5
Engineering, research and development expenses	169.1	153.7
Amortization of intangible assets	92.1	97.7
Operating income	228.4	247.7
Interest expense, net	100.1	106.9
Other expense, net	1.1	17.3
Income before income tax expense	127.2	123.5
Income tax expense	11.0	10.1
Equity in net loss of affiliates	0.5	0.4
Net income	$115.7	$113.0

Basic earnings per common share:	$0.76	$0.75
Diluted earnings per common share:	$0.76	$0.74

Weighted average shares outstanding:
Basic	151.5	150.7
Diluted	152.0	151.8

Entegris, Inc. - page 5 of 14

Entegris, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets
(In millions)
(Unaudited)

	Jun 28, 2025	Dec 31, 2024
ASSETS
Current assets:
Cash and cash equivalents	$376.8	$329.2
Trade accounts and notes receivable, net	494.1	495.3
Inventories, net	694.6	638.1
Deferred tax charges and refundable income taxes	42.2	39.6
Assets held-for-sale	4.8	5.5
Other current assets	93.0	108.6
Total current assets	1,705.5	1,616.3
Property, plant and equipment, net	1,662.3	1,622.9
Right-of-use assets	79.3	83.4
Goodwill	3,944.9	3,943.6
Intangible assets, net	999.0	1,091.7
Deferred tax assets and other noncurrent tax assets	33.9	12.5
Other noncurrent assets	24.6	24.2
Total assets	$8,449.5	$8,394.6
LIABILITIES AND EQUITY
Current liabilities
Current portion of long-term debt	$50.0	$—
Accounts payable	156.8	193.3
Accrued liabilities	232.9	250.2
Liabilities held-for-sale	0.9	1.2
Income taxes payable	76.6	80.5
Total current liabilities	517.2	525.2
Long-term debt	3,937.8	3,981.1
Long-term lease liabilities	68.4	72.1
Other liabilities	117.0	124.7
Shareholders’ equity	3,809.1	3,691.5
Total liabilities and equity	$8,449.5	$8,394.6

Entegris, Inc. - page 6 of 14

Entegris, Inc. and Subsidiaries
Condensed Consolidated Statements of Cash Flows
(In millions)
(Unaudited)

	Three months ended		Six months ended
	Jun 28, 2025	Jun 29, 2024	Jun 28, 2025	Jun 29, 2024
Operating activities:
Net income	$52.8	$67.7	$115.7	$113.0
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	51.3	47.4	101.2	92.7
Amortization	46.0	47.5	92.1	97.7
Share-based compensation expense	18.6	26.9	32.0	34.8
Provision for deferred income taxes	(19.3)	(12.8)	(35.5)	(24.1)
Other	22.8	15.1	42.0	55.3
Changes in operating assets and liabilities:
Trade accounts and notes receivable	10.3	(35.1)	8.8	(11.9)
Inventories	(31.0)	(15.8)	(76.2)	(50.7)
Accounts payable and accrued liabilities	(35.3)	(33.7)	(25.7)	(42.6)
Income taxes payable and refundable income taxes	(18.1)	(15.0)	(12.5)	(16.9)
Other	15.4	19.0	12.0	11.1
Net cash provided by operating activities	113.5	111.2	253.9	258.4
Investing activities:
Acquisition of property, plant and equipment	(66.5)	(59.3)	(174.5)	(125.9)
Proceeds from sale of business, net	—	—	—	249.6
Other	(0.1)	0.1	(0.4)	(1.9)
Net cash (used in) provided by investing activities	(66.6)	(59.2)	(174.9)	121.8
Financing activities:
Proceeds from debt	327.0	30.0	507.0	254.5
Payments of debt	(327.0)	(85.0)	(507.0)	(728.3)
Payments for dividends	(15.2)	(15.1)	(30.6)	(30.4)
Issuance of common stock	0.1	1.5	1.5	10.5
Taxes paid related to net share settlement of equity awards	(2.1)	(0.9)	(10.1)	(15.3)
Other	(0.6)	(0.5)	(1.0)	(0.9)
Net cash used in financing activities	(17.8)	(70.0)	(40.2)	(509.9)
Effect of exchange rate changes on cash and cash equivalents	6.8	(2.7)	8.8	(7.2)
Increase (decrease) in cash and cash equivalents	35.9	(20.7)	47.6	(136.9)
Cash and cash equivalents at beginning of period	340.9	340.7	329.2	456.9
Cash and cash equivalents at end of period	$376.8	$320.0	$376.8	$320.0
Entegris, Inc. - page 7 of 14

Entegris, Inc. and Subsidiaries
Segment Information 1
(In millions)
(Unaudited)

	Three months ended			Six months ended
Net sales	Jun 28, 2025	Jun 29, 2024	Mar 29, 2025	Jun 28, 2025	Jun 29, 2024
Materials Solutions	$354.9	$342.3	$341.4	$696.3	$692.3
Advanced Purity Solutions	439.9	472.6	433.9	873.8	895.9
Inter-segment elimination	(2.4)	(2.2)	(2.1)	(4.5)	(4.5)
Total net sales	$792.4	$812.7	$773.2	$1,565.6	$1,583.7

	Three months ended			Six months ended
Segment profit	Jun 28, 2025	Jun 29, 2024	Mar 29, 2025	Jun 28, 2025	Jun 29, 2024
Materials Solutions	$72.5	$70.3	$75.0	$147.5	$137.4
Advanced Purity Solutions	95.9	122.6	108.1	204.0	233.8
Total segment profit	168.4	192.9	183.1	351.5	371.2
Amortization of intangibles	(46.0)	(47.5)	(46.1)	(92.1)	(97.7)
Unallocated expenses	(16.3)	(15.3)	(14.7)	(31.0)	(25.8)
Total operating income	$106.1	$130.1	$122.3	$228.4	$247.7
1 The FY 2024 information has been recast to reflect the Company's Q4 2024 realignment into two reportable segments: Materials Solutions (MS) and Advanced Purity Solutions (APS).

Entegris, Inc. - page 8 of 14

Entegris, Inc. and Subsidiaries
Reconciliation of GAAP Gross Profit to Adjusted Gross Profit
(In millions)
(Unaudited)

	Three months ended			Six months ended
	Jun 28, 2025	Jun 29, 2024	Mar 29, 2025	Jun 28, 2025	Jun 29, 2024
Net sales	$792.4	$812.7	$773.2	$1,565.6	$1,583.7
Gross profit-GAAP	$351.5	$375.8	$356.5	$708.0	$727.6
Adjustments to gross profit:
Restructuring costs [1]	2.1	—	0.2	2.3	—
Adjusted gross profit	$353.6	$375.8	$356.7	$710.3	$727.6

Gross margin - as a % of net sales	44.4%	46.2%	46.1%	45.2%	45.9%
Adjusted gross margin - as a % of net sales	44.6%	46.2%	46.1%	45.4%	45.9%
1 Restructuring charges resulting from discrete cost saving initiatives, inclusive of employee termination benefit charges.

Entegris, Inc. - page 9 of 14

Entegris, Inc. and Subsidiaries
Reconciliation of GAAP Segment Profit to Adjusted Operating Income 1
(In millions)
(Unaudited)

	Three months ended			Six months ended
Adjusted segment profit	Jun 28, 2025	Jun 29, 2024	Mar 29, 2025	Jun 28, 2025	Jun 29, 2024
MS segment profit	$72.5	$70.3	$75.0	$147.5	$137.4
Restructuring costs [2]	3.0	—	0.1	3.1	—
Loss (gain) on sale of business [3]	—	0.5	—	—	(4.3)
Impairment of long-lived assets [4]	—	—	—	—	13.0
MS adjusted segment profit	$75.5	$70.8	$75.1	$150.6	$146.1

APS segment profit	$95.9	$122.6	$108.1	$204.0	$233.8
Restructuring costs [2]	9.9	—	2.3	12.2	—
APS adjusted segment profit	$105.8	$122.6	$110.4	$216.2	$233.8

Unallocated general and administrative expenses	$16.3	$15.3	$14.7	$31.0	$25.8
Less: unallocated deal and integration costs	—	(0.8)	—	—	(2.9)
Less: unallocated restructuring costs [2]	(0.4)	—	—	(0.4)	—
Adjusted unallocated general and administrative expenses	$15.9	$14.5	$14.7	$30.6	$22.9

Total adjusted segment profit	$181.3	$193.4	$185.5	$366.8	$379.9
Less: adjusted unallocated general and administrative expenses	(15.9)	(14.5)	(14.7)	(30.6)	(22.9)
Total adjusted operating income	$165.4	$178.9	$170.8	$336.2	$357.0
1 The FY 2024 information has been recast to reflect the Company's Q4 2024 realignment into two reportable segments: Materials Solutions (MS) and Advanced Purity Solutions (APS).
2 Restructuring charges resulting from discrete cost saving initiatives, inclusive of employee termination benefit and asset impairment charges.
3 Loss (gain) from the sale of the Company’s Pipeline and Industrial Materials (“PIM”) business.
4 Impairment of long-lived assets related to a small, industrial specialty chemicals business.

Entegris, Inc. - page 10 of 14

Entegris, Inc. and Subsidiaries
Reconciliation of GAAP Net Income to Adjusted Operating Income and Adjusted EBITDA
(In millions)
(Unaudited)

	Three months ended			Six months ended
	Jun 28, 2025	Jun 29, 2024	Mar 29, 2025	Jun 28, 2025	Jun 29, 2024
Net sales	$792.4	$812.7	$773.2	$1,565.6	$1,583.7
Net income	$52.8	$67.7	$62.9	$115.7	$113.0
Net income - as a % of net sales	6.7%	8.3%	8.1%	7.4%	7.1%
Adjustments to net income:
Equity in net loss of affiliates	0.2	0.2	0.3	0.5	0.4
Income tax expense	2.8	6.7	8.2	11.0	10.1
Interest expense, net	50.5	52.5	49.6	100.1	106.9
Other (income) expense, net	(0.2)	3.0	1.3	1.1	17.3
GAAP - Operating income	106.1	130.1	122.3	228.4	247.7
Operating margin - as a % of net sales	13.4%	16.0%	15.8%	14.6%	15.6%
Integration costs:
Professional fees [1]	—	0.3	—	—	2.3
Severance costs [2]	—	0.5	—	—	0.6
Restructuring costs [3]	13.3	—	2.4	15.7	—
Loss (gain) on sale of business [4]	—	0.5	—	—	(4.3)
Impairment of long-lived assets [5]	—	—	—	—	13.0
Amortization of intangible assets [6]	46.0	47.5	46.1	92.1	97.7
Adjusted operating income	165.4	178.9	170.8	336.2	357.0
Adjusted operating margin - as a % of net sales	20.9%	22.0%	22.1%	21.5%	22.5%
Depreciation	51.3	47.4	49.9	101.2	92.7
Adjusted EBITDA	$216.7	$226.3	$220.7	$437.4	$449.7
Adjusted EBITDA - as a % of net sales	27.3%	27.8%	28.5%	27.9%	28.4%
1 Represents professional and vendor fees recorded in connection with services provided by consultants, accountants, lawyers and other third-party service providers to assist us in integrating CMC Materials into our operations.
2 Represents severance charges related to the integration of CMC Materials.
3 Restructuring charges resulting from discrete cost saving initiatives, inclusive of employee termination benefit and asset impairment charges.
4 Loss (gain) from the sale of the Company’s PIM business.
5 Impairment of long-lived assets related to a small, industrial specialty chemicals business.
6 Non-cash amortization expense associated with intangibles acquired in acquisitions.

Entegris, Inc. - page 11 of 14

Entegris, Inc. and Subsidiaries
Reconciliation of GAAP Net Income and Diluted Earnings per Common Share to Non-GAAP Net Income and Diluted Non-GAAP Earnings per Common Share
(In millions, except per share data)
(Unaudited)

	Three months ended			Six months ended
	Jun 28, 2025	Jun 29, 2024	Mar 29, 2025	Jun 28, 2025	Jun 29, 2024
GAAP net income	$52.8	$67.7	$62.9	$115.7	$113.0
Adjustments to net income:
Integration costs:
Professional fees [1]	—	0.3	—	—	2.3
Severance costs [2]	—	0.5	—	—	0.6
Restructuring costs [3]	13.3	—	2.4	15.7	—
Loss on extinguishment of debt and modification [4]	—	0.7	—	—	12.3
Loss (gain) on sale of business [5]	—	0.5	—	—	(4.3)
Impairment of long-lived assets [6]	—	—	—	—	13.0
Amortization of intangible assets [7]	46.0	47.5	46.1	92.1	97.7
Tax effect of adjustments to net income and discrete tax items [8]	(11.5)	(10.1)	(9.9)	(21.4)	(23.7)
Non-GAAP net income	$100.6	$107.1	$101.5	$202.1	$210.9

Diluted earnings per common share	$0.35	$0.45	$0.41	$0.76	$0.74
Effect of adjustments to net income	$0.31	$0.26	$0.25	$0.57	$0.65
Diluted non-GAAP earnings per common share	$0.66	$0.71	$0.67	$1.33	$1.39

Diluted weighted averages shares outstanding	151.9	151.8	152.0	152.0	151.8
1 Represents professional and vendor fees recorded in connection with services provided by consultants, accountants, lawyers and other third-party service providers to assist us in integrating CMC Materials into our operations.
2 Represents severance charges related to the integration of CMC Materials.
3 Restructuring charges resulting from discrete cost saving initiatives, inclusive of employee termination benefit and asset impairment charges.
4 Non-recurring loss on extinguishment of debt and modification of our Existing Credit Agreement in 2024.
5 Loss (gain) from the sale of the Company’s PIM business.
6 Impairment of long-lived assets related to a small, industrial specialty chemicals business.
7 Non-cash amortization expense associated with intangibles acquired in acquisitions.
8 The tax effect of pre-tax adjustments to net income was calculated using the applicable marginal tax rate for each respective year.
Entegris, Inc. - page 12 of 14

Entegris, Inc. and Subsidiaries
Reconciliation of Reported Net Sales to Adjusted Net Sales (excluding divestiture) Non-GAAP
(In millions)
(Unaudited)

	Three months ended			Six months ended
	Jun 28, 2025	Jun 29, 2024	Mar 29, 2025	Jun 28, 2025	Jun 29, 2024
Net sales	$792.4	$812.7	$773.2	$1,565.6	$1,583.7
Less: divestiture [1]	—	—	—	—	(33.9)
Adjusted net sales (excluding divestiture) Non-GAAP	$792.4	$812.7	$773.2	$1,565.6	$1,549.8
1 Adjusted to exclude net sales from the PIM business, which was divested in Q1 2024.

Entegris, Inc. - page 13 of 14

Entegris, Inc. and Subsidiaries
Reconciliation of GAAP Outlook to Non-GAAP Outlook *
(In millions, except per share data)
(Unaudited)

Third Quarter Outlook
Reconciliation GAAP Operating Margin to non-GAAP Operating Margin and Adjusted EBITDA Margin	September 27, 2025
Net sales	$780 - $820
GAAP - Operating income	$113 - $135
Operating margin - as a % of net sales	14.5% - 16.4%
Amortization of intangible assets	46
Adjusted operating income	$159 - $181
Adjusted operating margin - as a % of net sales	20.4% - 22.1%
Depreciation	51
Adjusted EBITDA - as a % of net sales	~27.5%

Third Quarter Outlook
Reconciliation GAAP net income to non-GAAP net income	September 27, 2025
GAAP net income	$65 - $76
Adjustments to net income:
Amortization of intangible assets	46
Income tax effect	(7)
Non-GAAP net income	$104 - $115

Third Quarter Outlook
Reconciliation GAAP diluted earnings per share to non-GAAP diluted earnings per share	September 27, 2025
Diluted earnings per common share	$0.43 - $0.50
Adjustments to earnings per share:
Amortization of intangible assets	0.30
Income tax effect	(0.05)
Diluted non-GAAP earnings per common share	$0.68 - $0.75

*As a result of displaying amounts in millions, rounding differences may exist in the tables.

### END ###
Entegris, Inc. - page 14 of 14